Press Release	Source: First Pacific Advisors, LP

Source Capital, Inc. Announces Terms of Rights Offering

Friday, September 6, 2019

Los Angeles, CA: The board of directors (the “Board”) of Source Capital, Inc. (NYSE: SOR) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s shares of common stock (the “Common Shareholders”), par value $1.00 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, First Pacific Advisors, LP (“FPA” or the “Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

By increasing the Fund’s assets through the Offer, the Adviser believes that it will be able to invest in new opportunities that it believes offer attractive risk-adjusted total returns and high current income based on current market conditions, and that are well suited for the Fund’s closed-end structure. In particular, the Adviser intends to make new investments focused on private credit investments. These private credit investments will focus primarily on private loans in the lower middle and middle market. The Adviser believes such private credit investments may offer the potential for a higher yield and a comparable (or even higher) total return, but with potentially less risk, than either stocks, high-yield bonds, or senior loans.  The Adviser believes it has the requisite expertise in underwriting private, illiquid loans as the Adviser has underwritten and invested in many such loans for almost a decade. Further, after the conclusion of this Offer, the strategy of the Fund to invest the portion allocated to fixed income securities (the “Fixed Income Sleeve”) will transition from the Adviser’s Absolute Fixed Income (“AFI”) strategy to its Flexible Fixed Income (“FFI”) strategy.  The FFI strategy has a higher long-term total return goal than the AFI strategy, and over time may have a higher average current income. Whereas the AFI strategy only allowed up to 25% of the portfolio market value of the Fixed Income Sleeve to be invested in securities rated less than A-, the FFI strategy may have up to 75% of the market value to be invested in securities rated less than A-. With respect to the Fund’s overall portfolio, the Adviser intends to target a balanced, yet opportunistic and flexible, mix of mid- and large-cap global equities, investment-grade and high-yield bonds, and private credit investments across geographies, sectors, and market caps that would support the maintenance of the Fund’s distributions from investment income. Further, the Adviser believes that as a result of the Offer, it is possible the Fund’s investment income may increase over time and based on market opportunities, all else equal, as the private credit investments and high-yield bonds in the Fund becomes a greater percentage of total assets.

“On behalf of the Board, we are fully supportive of this Offer, which is part of FPA’s long-term plan for the Fund. That is why all of us on the Board intend to increase our investment in the Fund, including by participating in the Offer,” said Mark L. Lipson, Chairman of the Fund.

The record date for the Offer is currently expected to be September 19, 2019 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on October 17, 2019, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange LLC (the “NYSE”) under the symbol “SOR RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 92.5% of the average of the last reported sales price of a Common Share on the New York Stock Exchange (“NYSE”) on the Expiration Date, as such date may be extended from time to time, and each of the four (4) preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 76% of the net asset value (“NAV”) per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 76% of the Fund’s NAV per Common Share at the close of trading on the NYSE on the Expiration Date. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Adviser has agreed to waive its management fees on the net proceeds received by the Fund from the Offer for at least two years and, subject to certain conditions, for up to four years from the Expiration Date of the Offer.

Board members and portfolio managers, partners and employees of the Adviser own in excess of $1 million in Common Shares as of July 31, 2019. Management of the Fund has informed the Board that portfolio managers, partners and employees of the Adviser, along with the members of the Board, intend to participate in the Offer by exercising Rights issued to them, by purchasing Rights in the open market and exercising such Rights and by participating in the over-subscription privilege. To the extent that such persons participate in the Offer, the Offer will result in an increase in the percentage ownership of the Fund by such persons. In addition, following the expiration of the Offer, portfolio managers, partners and employees of the Adviser and members of the Board may also seek to increase their investment in the Fund by purchasing Common Shares in the open market.

Following the expiration of the Offer, the Fund will evaluate whether to recommence its share repurchase program. Since the Fund instituted the share repurchase program in 2016, the Fund has repurchased approximately $6.5 million in Common Shares at an average weighted discount to NAV of approximately 12.6% through July 31, 2019. There is no assurance that the Fund will purchase Common Shares at any specific discount levels or in any specific amounts.

The Fund has declared a regular quarterly distribution to Common Shareholders payable on September 15, 2019 with a record date of August 30, 2019, which will not be payable with respect to Common Shares issued pursuant to the Offer.

The Offer will be made only by means of a prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. Rights also may be exercised by contacting your broker, banker, trust company or other intermediary, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. Common Shareholders who do not hold Common Shares through a broker, banker, trust company or other intermediary should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

The costs of the Offer, including offering expenses and sales load will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

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This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus, when available, please contact the Fund’s information agent:

AST Fund Solutions, LLC

1 (800) 370-1749

About First Pacific Advisors, LP

First Pacific Advisors, LP is the Fund’s investment adviser. Together with its predecessor organizations, the Adviser has been in the investment advisory business since 1954 and has served as the Fund’s investment adviser since the Fund’s inception in 1968. The Adviser manages assets of approximately $29 billion as of June 30, 2019 and serves as the investment adviser for eight investment companies, including the Fund, and more than 40 institutional, sub-advised and private fund accounts. The Adviser is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund.

About Source Capital, Inc.

The Fund is a diversified, closed-end management investment company with an investment objective of seeking maximum total return for Common Shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital.  This means that the Fund does not invest in securities offering higher current yields or the greatest opportunities for capital appreciation if it is perceived that such investment would create undue risk of loss of capital. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated. The Fund is traded on the New York Stock Exchange under the symbol “SOR”.

An investment in the Fund carries risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time. Value style investing presents the risk that the holdings or securities may never reach our estimate of intrinsic value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other style investing during given periods. Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

Fixed income securities are subject to interest rate, inflation and credit risks. Lower rated bonds, convertible securities, and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

For information about the Fund, please contact either your financial advisor or FPA.

FPA Contact:

Ryan Leggio

Partner

First Pacific Advisors, LP

(310) 996-5484

Website: https://fpa.com/funds/overview/source-capital